                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                            CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                  CASE NO: 04-13588 (MFW)
       DEBTORS.                                           (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
           FOR THE PERIOD: FEBRUARY 1, 2005 THROUGH FEBRUARY 28, 2005

File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                       DOCUMENT   EXPLANATION
                 REQUIRED DOCUMENTS                       FORM NO.     ATTACHED    ATTACHED
-----------------------------------------------------   ------------   --------   -----------
Schedule of Cash Receipts and Disbursements             MOR-1             X
  Bank Reconciliation (or copies of debtor's bank       MOR-1 (CONT)      X
    reconciliations)

  Copies of bank statements                                               X

  Cash disbursements journals                                             X

Statement of Operations                                 MOR-2             X

Balance Sheet                                           MOR-3             X

Status of Post-Petition Taxes                           MOR-4             X

  Copies of IRS Form 6123 or payment receipt                                            X

  Copies of tax returns filed during reporting period                    N/A

Summary of Unpaid Postpetition Debts                    MOR-4             X

  Listing of aged accounts payable                                                      X

Accounts Receivable Reconciliation and Aging            MOR-5             X

Debtor Questionnaire                                    MOR-5             X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

___________________________________               ______________________________
SIGNATURE OF AUTHORIZED INDIVIDUAL*                           DATE

_____________________________________             ______________________________
PRINTED NAME OF AUTHORIZED INDIVIDUAL             TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.                  CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity has been added as a supplement to this monthly operating report.

Refer to the Exhibits section of this report for the following information:

      Exhibit A: Intercompany activity summaries
      Exhibit B: Cash disbursements journals
      Exhibit C: Bank statements and reconciliations

                               THE MIIX GROUP, INC.                        MOR-1
                             CASE NO. 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
February 2005

                                                                                           FEB-05      FEB-05
WEEK BEGINNING                          31-JAN       7-FEB       14-FEB       21-FEB       ACTUALS    PROJECTED
                                       ---------   ---------    ---------    ---------    ---------   ---------
Beginning cash balance                 $ 193,541   $ 217,787    $ 215,700    $ 205,475    $ 193,541   $ 116,636

Income
 Advantage MSA Payments                        -           -            -            -            -           -
 MIIX in Rehab Payroll funding / MSA           -           -            -            -            -           -
 Miscellaneous receipts                   35,616         324            -            -       35,940           -
 Sale proceeds - certain assets                -           -            -            -            -           -
 Law RE Dividend                               -           -            -            -            -           -
                                       ---------   ---------    ---------    ---------    ---------   ---------
 Total cash                               35,616         324            -            -       35,940           -

Expenses
 Allocated portion of mgmt. Salaries           -           -            -            -            -       7,962
 Advantage Payroll                             -           -            -            -            -           -
 MIIX in Rehab Payroll                         -           -            -            -            -           -
 Current Severance commitments                 -           -            -            -            -           -
 Allocation of finance salaries                -           -            -            -            -           -
                                       ---------   ---------    ---------    ---------    ---------   ---------
 Total Salaries                                -           -            -            -            -       7,962

 Benefits @ 30%                                -           -            -            -            -       2,388

 Legal
  DBR                                          -           -            -            -            -           -
 Saiber                                        -           -            -            -            -       5,000
 Traxi                                         -           -            -            -            -           -
 US Trustee fee                                -           -            -            -            -           -

 Overhead Costs                            2,905       2,411        6,800           10       12,126           -
 Settlement of MIIX Ins. Allocation            -           -            -            -            -           -
 D&O Renewal                                   -           -            -            -            -           -
 SEC complinace costs                          -           -            -            -            -           -
 SSG                                           -           -            -            -            -           -
 Advertising                                   -           -        3,425            -        3,425           -
 Consulting                                8,465           -            -            -        8,465           -
 Tax services                                  -           -            -            -            -           -
 Information System Costs                      -           -            -            -            -           -
                                       ---------   ---------    ---------    ---------    ---------   ---------
 Total expenses                           11,370       2,411       10,225           10       24,016      15,350
                                       ---------   ---------    ---------    ---------    ---------   ---------
 Change in cash                           24,246      (2,087)     (10,225)         (10)      11,924     (15,350)
                                       =========   =========    =========    =========    =========   =========
Ending Cash Balance                    $ 217,787   $ 215,700    $ 205,475    $ 205,465    $ 205,465   $ 101,286
                                       =========   =========    =========    =========    =========   =========

                        NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.        MOR-1
                                CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
February 2005

                                                                                         FEB-05        FEB-05
WEEK BEGINNING                          31-JAN       7-FEB       14-FEB      21-FEB      ACTUALS      PROJECTED
                                       ---------   ---------   ---------   ---------    ---------    ----------
Beginning cash balance                 $ 446,020   $ 611,309   $ 674,975   $  883,811   $  446,020   $  704,135

Income
 Advantage MSA Payments                  227,998           -           -      294,736      522,734      828,521
 MIIX in Rehab Payroll funding / MSA           -           -           -            -            -            -
 Miscellaneous receipts                  133,449     125,756           -            -      259,205            -
 Sale proceeds - certain assets                -           -           -            -            -            -
 Law RE Dividend                               -           -     380,000            -      380,000            -
                                       ---------   ---------   ---------   ----------   ----------   ----------
 Total cash                              361,447     125,756     380,000      294,736   1 ,161,939      828,521

Expenses
 Allocated portion of mgmt. Salaries           -           -           -            -            -       16,000
 Advantage Payroll (1)                    98,338           -     163,471            -      261,809      268,627
 MIIX in Rehab Payroll                         -           -           -            -            -            -
 Current Severance commitments                 -           -           -            -            -            -
 Allocation of finance salaries                -           -           -            -            -       11,658
                                       ---------   ---------   ---------   ----------   ----------   ----------
 Total Salaries                           98,338           -     163,471            -      261,809      296,285

 Benefits @ 30%                                -           -           -            -            -       88,885

 Legal
  DBR                                          -           -           -            -            -      100,000
 Saiber                                        -           -           -            -            -            -
 Traxi                                         -           -           -            -            -            -
 US Trustee fee                                -           -           -            -            -            -

 Overhead Costs                           97,820      62,090       7,693       29,639      197,242      179,306
 Settlement of MIIX Ins. Allocation            -           -           -            -            -      334,000
 D&O Renewal                                   -           -           -            -            -            -
 SEC complinace costs                          -           -           -            -            -            -
 SSG                                           -           -           -            -            -            -
 Advertising                                   -           -           -            -            -            -
 Consulting                                    -           -           -            -            -            -
 Tax services                                  -           -           -            -            -            -
 Information System Costs                      -           -           -            -            -       24,000
                                       ---------   ---------   ---------   ----------   ----------   ----------
 Total expenses                          196,158      62,090     171,164       29,639      459,051    1,022,476
                                       ---------   ---------   ---------   ----------   ----------   ----------
 Change in cash                          165,289      63,666     208,836      265,097      702,888     (193,955)
                                       =========   =========   =========   ==========   ==========   ==========

Ending Cash Balance                    $ 611,309   $ 674,975   $ 883,811   $1,148,908   $1,148,908   $  510,180
                                       =========   =========   =========   ==========   ==========   ==========

Please note: Effective Jan 1 . MIIX Insurance payroll is moved to a new entity.

(1) Actuals include entire NJSMU payroll and is grossed up for taxes.

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                         MIIX GROUP                        NJSMU                     TOTAL - COMBINED DEBTORS
                              ------------------------------ --------------------------------  -----------------------------------
                                      12/20/04 - 2/28/05                12/20/04 -2/28/05              12/28/04 - 2/28/05
                              ------------------------------ --------------------------------  -----------------------------------
                                ACTUAL  PROJECTED  VARIANCE   ACTUAL     PROJECTED VARIANCE    ACTUAL      PROJECTED     VARIANCE
                              --------- ---------- --------- ----------- --------- --------    ----------- ----------  -----------
Beginning cash balance        $ 200,077 $  197,773 $  2,304  $ 1,026,276 $ 994,211 $   32,065  $ 1,226,353 $1,191,984  $    34,369

Income
Advantage MSA Payments                -          -        -      522,734   828,521   (305,787)     522,734    828,521     (305,787)
MIIX in Rehab Payroll funding
/ MSA                                 -          -        -      100,000   117,000    (17,000)     100,000    117,000      (17,000)
Miscellaneous receipts           40,958          -   40,958      333,832         -    333,832      374,790          -      374,790
Sale proceeds - certain
  assets                              -          -        -            -         -          -            -          -            -
Law RE Dividend                       -          -        -      380,000   400,000    (20,000)     380,000    400,000      (20,000)
                              --------- ---------- --------  ----------- --------- ----------  ----------- ----------  -----------
Total cash                       40,958          -   40,958    1,336,566 1,345,521     (8,955)   1,377,524  1,345,521       32,003

Expenses
Allocated portion of mgmt.
 Salaries                             -     39,740  (39,740)           -    32,000    (32,000)           -     71,740      (71,740)
Advantage Payroll                     -          -        -      840,923   671,567    169,356      840,923    671,567      169,356
MIIX in Rehab Payroll                 -          -        -            -    90,000    (90,000)           -     90,000      (90,000)
Current Severance commitments         -          -        -            -         -          -            -          -            -
Allocation of finance
 salaries                             -          -        -            -    29,144    (29,144)           -     29,144      (29,144)
                              --------- ---------- --------  ----------- --------- ----------  ----------- ----------  -----------
Total Salaries                        -     39,740  (39,740)     840,923   822,712     18,211      840,923    862,452      (21,529)

Benefits @ 30%                        -     11,922  (11,922)           -   246,813   (246,813)           -    258,736     (258,736)

Legal
 DBR                                  -          -        -            -   200,000   (200,000)           -    200,000     (200,000)
 Saiber                               -     35,000  (35,000)           -         -          -            -     35,600      (35,000)
 Traxi                                -          -        -            -         -          -            -          -            -
 US Trustee fee                     250          -      250          250         -        250          500          -          500

Overhead Costs                   18,430          -   18,430      341,019   537,918   (196,899)     359,449    537,918     (178,469)
Settlement of MIIX Ins.
 Allocation                           -          -        -            -   334,000   (334,000)           -    334,000     (334,000)
D&O Renewal                           -          -        -            -         -          -            -          -            -
SEC complinace costs                  -     15,000  (15,000)           -         -          -            -     15,000      (15,000)
SSG                                   -          -        -            -         -          -            -          -            -
Advertising                       8,425          -    8,425            -         -          -        8,425          -        8,425
Consulting                        8,465          -    8,465            -         -          -        8,465          -        8,465
Tax services                          -          -        -            -         -          -            -          -            -
Information System Costs              -          -        -       31,742    66,600    (34,258)      31,742     66,000      (34,258)
                              --------- ---------- --------  ----------- --------- ----------  ----------- ----------  -----------
Total expenses                   35,570    101,663  (66,093)   1,213,934 2,207,443   (993,509)   1,249,504  2,309,105   (1,059,601)
                              --------- ---------- --------  ----------- --------- ----------  ----------- ----------  -----------
Change in cash                    5,388   (101,663) 107,051      122,632  (861,922)   984,554      128,020   (963,584)   1,091,604
                              --------- ---------- --------  ----------- --------- ----------  ----------- ----------  -----------
Ending Cash  Balance          $ 205,465 $   96,111 $109,355  $ 1,148,908 $ 132,289 $1,016,619  $ 1,354,373 $  228,400  $ 1,125,973
                              ========= ========== ========  =========== ========= ==========  =========== ==========  ===========

                                                                           MOR-2

THE MIIX GROUP, INC.
INCOME STATEMENTS (UNAUDITED)

                              INCOME STATEMENTS FOR THE PERIODS
                              ---------------------------------
                              02/01/05 to           12/20/04 to
                               02/28/05              02/28/05
                              -----------           -----------
Net investment income          $ (3,296)             $  (3,180)
                               --------              ---------
Total revenue                    (3,296)                (3,180)
                               --------              ---------

Expenses:
 Salary, benefits and taxes      22,465                 52,397
 Insurance                       39,874                109,591
 Professional services           10,905                 25,689
 Other expenses                 (18,416)                (5,665)
                               --------              ---------
Total expenses                   54,828                182,012
                               --------              ---------
Loss before income taxes        (58,124)              (185,192)
Federal income tax benefit            -                      -
                               --------              ---------
Net loss                       $(58,124)             $(185,192)
                               ========              =========

                                                                           MOR-2

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
INCOME STATEMENTS (UNAUDITED)

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                              02/01/05 to           12/20/04 to
                                               02/28/05               02/28/05
                                              -----------           -----------
M D \Advantage management service agreement   $   406,169           $   751,563
Dividends received from subsidiary                380,000               380,000
Other income                                       34,119               134,647
                                              -----------           -----------
Total revenue                                     820,288             1,266,210
                                              -----------           -----------
Expenses:
 Salary, benefits and taxes                            (1)                3,710
 Insurance                                          1,101                14,323
 Professional services                                536                 5,892
 MD Advantage management service agreement        406,169               751,563
 Other expenses                                    14,666                91,362
                                              -----------           -----------
Total expenses                                    422,521               866,850
                                              -----------           -----------
Income before federal income taxes                397,767               399,360
State and Federal income tax benefit             (125,240)             (163,374)
                                              -----------           -----------
Net income                                    $   523,007           $   562,734
                                              -----------           -----------

                                                                           MOR-3

THE MIIX GROUP, INC.
BALANCE SHEETS (UNAUDITED)

                                     BALANCE SHEETS AS OF
                                          02/28/2005
                                     --------------------
Assets
 Investments in subsidiaries           $      8,868,114
 Cash & short term investments                  201,418
 Other assets                                   683,304
                                       ----------------
Total Assets                           $      9,752,836
                                       ================
Liabilities & Equity
 Liabilities Subject to Compromise     $      8,858,249
 Intercompany payable                           (11,752)
 Other accrued expenses                          11,148
                                       ================
Total Liabilities                             8,857,645

Equity                                          835,131
                                       ----------------
Total Liabilities & Equity             $      9,752,836
                                       ================

                                                                           MOR-3

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
BALANCE SHEETS (UNAUDITED)

                                                 BALANCE SHEETS AS OF
                                                      02/28/2005
                                                 --------------------
Assets
  Investments in subsidiaries                      $     2,415,307
  Cash & short term investments                          1,149,939
  Intercompany receivables                               8,702,570
  Receivable from MIIX Insurance Co. in Rehab.             459,130
  Receivable from MIIX Advantage                           863,451
  Prepaid expenses                                          37,104
  Goodwill, net.                                         1,000,000
  Furniture & equipment                                    638,882
  Miscellaneous assets                                     339,600
                                                   ---------------

Total Assets                                       $    15,605,983
                                                   ===============

Liabilities & Equity
  Deferred gain                                    $     1,500,000
  Liabilities subject to compromise                      3,688,770
  Accrued expenses                                         272,462
  Accrued pension liability                                851,874
  Other liabilites                                         424,764
                                                   ---------------

Total Liabilities                                        6,737,870

Equity                                                   8,868,113
                                                   ---------------
Total Liabilities & Equity                         $    15,605,983
                                                   ---------------

                                                                           MOR-4

IN RE:                                             CHAPTER 11
  THE MIIX GROUP, INC.                             CASE NO:       04-13588 (MFW)
      DEBTORS.

                          STATUS OF POSTPETTION TAXES

                                BEGINNING       AMOUNT                                   ENDING
                                   TAX         WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                LIABILITY     OR ACCRUED    PAID    PAID    OR EFT     LIABILITY
                               -----------    ----------   ------   ----   ---------   ----------
FEDERAL
  Withholding                  $         -    $        -   $    -                      $        -
  FICA -Employee               $         -    $        -   $    -                      $        -
  FICA - Employer              $         -    $        -   $    -                      $        -
  Unemployment                 $         -    $        -   $    -                      $        -
  Income                       $         -    $        -   $    -                      $        -
  Other:                       $         -    $        -   $    -                      $        -
                               -----------    ----------   ------                      ----------
   Total Federal Taxes         $         -    $        -   $    -                      $        -

STATE & LOCAL

  Withholding                  $         -    $        -   $    -                      $        -
  Sales                        $         -    $        -   $    -                      $        -
  Excise                       $         -    $        -   $    -                      $        -
  Unemployment                 $         -    $        -   $    -                      $        -
  Real Property                $         -    $        -   $    -                      $        -
  Personal Property            $         -    $        -   $    -                      $        -
  Other: Income                $ (2,000.00)   $        -   $    -                      $(2,000.00)
                               -----------    ----------   ------                      ----------
   Total State & Local Taxes   $ (2,000.00)   $        -   $    -                      $(2,000.00)
                               -----------    ----------   ------                      ----------
TOTAL TAXES                    $ (2,000.00)   $        -   $    -                      $(2,000.00)
                               ===========    ==========   ======                      ==========

                                                                           MOR-4

IN RE:                                                  CHAPTER 11
  THE MIIX GROUP, INC.                                  CASE NO:  04-13588 (MFW)
    DEBTORS.

                      SUMMARY OF POSTPETTION UNPAID DEBTS
                             AS OF FEBRUARY 28, 2005

                                                       POST-PETITION
               VENDOR                                   AMOUNTS DUE
-------------------------------------                  -------------
SaiberSchlesinger Satz & Goldstein                     $    2,250.00
Wilmer Cutler Pickering Hale And Door                       8,899.85
                                                       -------------
 Total Postpetition A/P                                $   11,149.85
                                                       =============

                                                                           MOR-4

IN RE:                                             CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS            CASE NO:       04-13589 (MFW)
    DEBTORS.

                      SUMMARY OF POSTPETTION UNPAID DEBTS
                             AS OF FEBRUARY 28, 2005

                                                    POST-PETITION
              VENDOR                                 AMOUNTS DUE
----------------------------------                  -------------
Computer Associates International                   $    1,691.76
Delaware Claims Agency                                  11,979.81
ExxonMobil                                                  31.94
Federal Express                                             14.49
Hewlett-Packard                                          2,084.20
PBCC                                                       501.98
SaiberSchlesinger Satz & Goldstein                         360.00
Staples                                                    835.87
Sunguard Recovery Services                               3,238.00
Systems Union                                              468.76
Traxi                                                   67,660.00
Verizon Wireless                                           189.61
Web Wonderland                                             249.00
                                                    -------------
 Total Postpettion A/P                              $   89,305.42
                                                    =============

                                                                           MOR-4

RE:                                                CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS            CASE NO:       D4-13589 (MFW)
     DEBTORS.

                          STATUS OF POSTPETITION TAXES

                               BEGINNING     AMOUNT                                                     ENDING
                                  TAX       WITHHELD       AMOUNT           DATE          CHECK NO.      TAX
                               LIABILITY   OR ACCRUED       PAID            PAID           OR EFT     LIABILITY
                               ---------   ----------       ----            ----           ------     ----------
FEDERAL
  Withholding                  $       -   $ 43,698.80   $ 43,698.80   2/2/05 & 2/15/05      [A]      $        -
  FICA - Employee              $       -   $ 20,913.10   $ 20,913.10   2/2/05 & 2/15/05      [A]      $        -
  FICA - Employer              $       -   $ 20,966.06   $ 20,966.06   2/2/05 & 2/15/05      [A]      $        -
  Unemployment                 $       -   $    434.12   $    434.12   2/2/05 & 2/15/05      [A]      $        -
  Income                       $       -   $         -   $         -                                  $        -
  Other:                       $       -   $         -   $         -                                  $        -
                               ---------   -----------   -----------   ----------------   ---------   ----------
   Total Federal Taxes         $       -   $ 86,012.08   $ 86,012.08                                  $        -
STATE & LOCAL
  Withholding                  $       -   $ 10,459.19   $ 10,459.19   2/2/05 & 2/15/05      [A]      $        -
  Sales/Use                    $7,883.00   $         -   $         -                                  $ 7,883.00
  Excise                       $       -   $         -   $         -                                  $        -
  Unemployment                 $       -   $  9,503.80   $  9,503.80   2/2/05 & 2/15/05      [A]      $        -
  Real Property                $       -   $         -   $         -                                  $        -
  Personal Property            $       -   $         -   $         -                                  $        -
  Other: Escheat               $1,506.00   $         -   $         -                                  $ 1,506.00
                               ---------   -----------   -----------                                  ----------
   Total State & Local Taxes   $9,389.00   $ 19,962.99   $ 19,962.99                                  $ 9,389.00
                               ---------   -----------   -----------                                  ----------
TOTAL TAXES                    $9,389.00   $105,975.07   $105,975.07                                  $ 9,389.00

[A]   Two Fedwire references: C1QA701X000136 & C1QA70 1X000 133

IN RE:                                                   CHAPTER 11
   THE MIX GROUP INC.                                    CASE NO: D4-13589 (MFW)
     DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF FEBRUARY 28, 2005


                ACCOUNTS RECEIVABLE RECONCILIATION                         AMOUNT
                ----------------------------------                         ------
Total Accounts Receivable at the beginning of the reporting period         $    -
+ Amounts billed during the period                                         $    -
- Amounts collected during the period                                      $    -
Total Accounts Receivable at the end of the reporting period               $    -

         ACCOUNTS RECEIVABLE AGING                                         AMOUNT
         -------------------------                                         ------
0 - 30 days old                                                            $    -
31- 60 days old                                                            $    -
61- 90 days old                                                            $    -
91+ days old                                                               $    -
Total Accounts Receivable                                                  $    -
Amount considered uncollectible (Bad Debt)                                 $    -
Accounts Receivable (Net)                                                  $    -

                              DEBTOR QUESTIONNAIRE

                      MUST BE COMPLETED EACH MONTH                         YES   NO
                      ----------------------------                         ---   --
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.         X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
   explanation below.                                                            X

3. Have all postpettion tax returns been timely filed? If no, provide
   an explanation below.                                                         X

4. Are workers compensation, general liability and other necessary
   insurance coverages in effect? If no, provide an explanation below.     X

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

                                                                     FORM  MOR-5
                                                                          (9/99)

RE:                                                     CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: D4-13589 (MFW)
     DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF FEBRUARY 28, 2005

                ACCOUNTS RECEIVABLE RECONCILIATION                     AMOUNT
------------------------------------------------------------------   -----------
Total Accounts Receivable at the beginning of the reporting period   $ 9,831,200
+ Amounts billed during the period                                   $   488,687
- Amounts collected during the period                                $   294,735
- Intercompany writedowns                                            $         -
Total Accounts Receivable at the end of the reporting period         $10,025,152

        ACCOUNTS RECEIVABLE AGING               AMOUNT
------------------------------------------    -----------
0 - 30 days old                               $   488,687

31-60 days old                                $   651,568

61-90 days old                                $         -

91+ days old                                  $ 8,884,897

Total Accounts Receivable                     $10,025,152

Amount considered uncollectible (Bad Debt)    $         -

Accounts Receivable (Net)                     $10,025,152

                              DEBTOR QUESTIONNAIRE

                       MUST BE COMPLETED EACH MONTH                             YES      NO
--------------------------------------------------------------------------      ---      --
1. Have any assets been sold or transferred outside the normal course of
   business X this reporting period? If yes, provide an explanation below.       X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
   explanation below.                                                                    X

3. Have all postpettion tax returns been timely filed? If no, provide an
   explanation below.                                                                    X

4. Are workers compensation, general liability and other necessary insurance
   coverages in effect?  If no, provide an explanation below.                    X

Explanation 1.: Furniture valued at approximately $15,875 and computer equipment valued at $11,830 was sold to MIIX Insurance in Rehabilitation. In return, NJSMU received a Cisco switch valued at $25,000 plus $2,705 in cash. This sale closed on February 18, 2005.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

                                                                      FORM MOR-5
                                                                          (9/99)